UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2009

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

In August 2005, LaSalle Hotel Properties (the “Company”) acquired the Westin Copley Place in Boston, Massachusetts. As part of the consideration to acquire the hotel, the Company’s operating partnership, LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”), issued 2,348,888 7.25% Series C Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) of the Operating Partnership. The Series C Preferred Units were redeemable for 7.25% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $25.00 per share), $0.01 par value per share, of the Company on a one-for-one basis. As previously disclosed, on February 1, 2009, each of the Series C Preferred Units was redeemed and the Company issued 2,348,888 7.25% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest (the “Series C Shares”). Prior to the exchange described below, the Series C Shares were held by SCG Hotel DLP, L.P. (“SCG”). On April 16, 2009, SCG exchanged its Series C Shares for an equal number of 7.25% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $25.00 per share), $0.01 par value per share (the “Series G Shares”) of the Company in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Exchange Act of 1933, amended. The Company will promptly file a registration statement with the Securities and Exchange Commission to register the resale of the Series G Shares. In connection with the exchange, SCG has agreed to pay the Company a fee upon the later to occur of the effectiveness of the registration statement with the Securities and Exchange Commission and the listing of the Series G Preferred Shares on the New York Stock Exchange.

On April 15, 2009, in connection with exchange of the Series C Shares for the Series G Shares, the Company filed articles supplementary with the Maryland State Department of Assessments and Taxation increasing the number of preferred shares designated as 7.25% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $25.00 per share), $0.01 par value per share. The articles supplementary were effective when filed. On April 15, 2009, the Company, as general partner of the Operating Partnership, executed an amendment to the limited partnership agreement of the Operating Partnership increasing the number of Series G Preferred Units issued to the Company as general partner of the Operating Partnership.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 3.02 of this report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.02 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment and Restatement of Declaration of Trust (including all articles of amendment and articles supplementary)

3.2	Eighth Amendment to Amended and Restated Agreement of Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: April 16, 2009	BY:	/s/ Hans S. Weger
Hans S. Weger
Executive Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment and Restatement of Declaration of Trust (including all articles of amendment and articles supplementary)

3.2	Eighth Amendment to Amended and Restated Agreement of Limited Partnership